Exhibit 99.3


                                               Deutsche Morgan Grenfell@

        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------


|---------------------------------------------------------------------------|
|          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE       |
|           DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS       |
|                                  SUPPLEMENT.                              |
|---------------------------------------------------------------------------|



FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the pool of Home Equity Loans as of the Statistical Calculation Date of 5/5/98:

Total Number of Loans:                                           11,063

Total Outstanding Loan Balance:                            $731,071,895
  Balloon (% of Total):                                           31.17%
  Level Pay (% of Total):                                         68.83%
Average Loan Principal Balance:                                 $66,083                 ($5,008 to $556,223)
Weighted Average CLTV:                                            76.67%                (5.71% to 100.00%)
% of Pool with CLTVs (greater than) 90%                            3.13%
Weighted Average Coupon:                                          10.86%                (6.49% to 19.15%)
Weighted Average Remaining Term to Maturity (months):               254                 (50 to 360)
Weighted Average Seasoning (months):                                  3                 (0 to 40)
Weighted Average Original Term (months):                            257                 (60 to 360)
Range of Original Terms:                                           Level Pay                     Balloon
                                                           -----------------------      ------------------------
                                                             Up to 60:      0.11%          Up to 60:       0.05%
                                                             61 - 120:      1.79%          61 - 120:       0.09%
                                                            121 - 180:     16.89%         121 - 180:      31.03%
                                                            181 - 240:      8.90%
                                                            241 - 300:      1.23%
                                                            301 - 360:     39.90%

Lien Position:                                 1st Lien:        85.48%
                                               2nd Lien:        14.52%

Property Type:                   Single Family Detached:        89.75%
                                 Single Family Attached:         0.87%
                                             2-4 Family:         7.10%
                                  Condominium/Townhouse:         1.23%
                                                  Other:         1.05%

Occupancy Status:                        Owner Occupied:        94.61%
                                     Non-Owner Occupied:         5.39%

Geographic Distribution:                                           NY:     14.90%                CA:       5.34%
(states not listed individually account                            MI:      8.27%                OH:       5.27
for less than 5.00% of the Mortgage                                FL:      7.94%                PA:       5.26
Loan principal balance)                                            NJ:      5.84%

Credit Quality:                                                     A:     55.70%
(per IMC's guidelines)                                              B:     24.29%
                                                                    C:     16.84%
                                                                    D:      3.17%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@

        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                               PRICING INFORMATION

                  $1,000,000,000 Offering Amount (approximate)
                                FSA Bond Insured

TRANSACTION SUMMARY(a)

------------------------------------------------------------------------------------------------------------------------------
                                                                 First
                                                               Principal     Principal                            Expected
                   Approximate                     WAL          Payment       Window            Stated             Ratings
Certificate           Size        Coupon(d)      (Years)        (Years)       (Years)          Maturity         (Moody's/S&P)
------------------------------------------------------------------------------------------------------------------------------
Class A-1           $75,000,000     Fixed         0.33          0.08          0.50             6/20/99            P-1/A-1+
Class A-2          $228,304,000     Fixed         1.00          0.50          1.08            11/20/13            Aaa / AAA
Class A-3          $198,193,000     Fixed         2.00          1.50          1.08             5/20/14            Aaa / AAA
Class A-4          $118,582,000     Fixed         3.00          2.50          1.08            12/20/17            Aaa / AAA
Class A-5           $95,073,000     Fixed         4.00          3.50          1.08             8/20/22            Aaa / AAA
Class A-6          $100,867,000     Fixed         5.40          4.50          2.00             4/20/26            Aaa / AAA
Class A-7          $113,981,000    Fixed(b)       7.70          6.42          1.58             7/20/29            Aaa / AAA
Class A-8           $70,000,000  Fixed/NAS(b)     6.27          3.08          4.92             7/20/29            Aaa / AAA
Class A-9IO      $70,000,000(c)    Fixed(c)        N/A           N/A           N/A               N/A              Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------

Notes:
(a) 100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR. To 10% Optional Call.
(b) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.
(c) Notional IO has a [5.35%] coupon based on the NAS class for 36 months.
(d) Coupons may be limited as described in the Prospectus.


Prepayment Pricing
Speed Assumption:              4% CPR, increasing to 25% CPR over 12 months

Payment Date:                  The 20th day of each month (or the next Business
                               Day thereafter) commencing on July 20, 1998.

Payment Delay:                 With the exception of the Class A-1 Certificates,
                               19 days. With respect to the Class A-1
                               Certificates, 0 days.

Settlement (Closing) Date:     On or about June 10, 1998.

Statistical Cut-off Date:      May 5, 1998 (close of business)

Cut-off Date:                  June 1, 1998 (close of business)

Clean-up Call:                 The first Monthly Remittance Date on
                               which the aggregate Loan Balance of the Home
                               Equity Loans has declined to less than 10% of the aggregate Loan Balance as of the Cut-Off Date.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                         PRICING INFORMATION (continued)


Interest Accrual Period:       With the exception of the Class A-1 Certificates,
                               interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date based on a 30/360 day year.

                               With respect to any Payment Date, the Class A-1 Certificates will be entitled to interest which has accrued thereon from the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the Current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Certificate Interest Rate. Calculations of Interest on the Class A-1 Certificates will be made on the basis of the actual number of days elapsed in the related A-1 Accrual Period and a year of 360 days.

Class A-1 Maturity:            The final Payment Date for the Class A-1
                               Certificates will be June 21, 1999, at which time the remaining Certificate Principal Balance, if any, of the Class A-1 certificates will be paid in full. If the principal remittance amount for such Payment Date is not sufficient to pay in full the remaining Certificate Principal Balance, if any then outstanding, of the Class A-1
                               Certificates on such date, a draw will be made on the FSA Insurance Policy in the amount of such shortfall.

Limited Initial Turbo:         85% of the excess cash flow will be used to
                               accelerate the bonds until the
                               overcollateralization target is reached. To the extent necessary, after the overcollateralization target is initially reached, 100% of the excess cash flow will be available to accelerate the bonds to the overcollateralization target.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                            DESCRIPTION OF SECURITIES

Title of Securities:           IMC Home Equity Loan Trust 1998-3

Lead Underwriter:              PaineWebber Incorporated

Co-Underwriters:               Bear, Stearns and Co. Inc. Deutsche Morgan
                               Grenfell J.P. Morgan Securities Inc. Morgan
                               Stanley Dean Witter

Seller and Servicer:           IMC Mortgage Company Headquartered in Tampa, FL

Depositor:                     IMC Securities, Inc.

Trustee:                       The Chase Manhattan Bank

Offering Amount:               Approximately $1,000,000,000

Statistical Calculation Date:  The collateral described herein and in the prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 5, 1998. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $750,000,000.

Pre-Funding Account:           On the Closing Date, approximately $250,000,000
                               will be deposited in an account (the "Pre-Funding
                               Account") and will be used to acquire Subsequent
                               Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding
                               Account is less than $100,000 and (ii) August 15,
                               1998.

Form of Offering:              Book-Entry form, same-day funds through DTC,
                               Euroclear, and CEDEL.

Denominations:                 Minimum denominations of $25,000 and multiples of
                               $1,000 thereafter.

Servicing/Other Fees:          The collateral is subject to certain fees,
                               including a servicing fee of 0.50% per annum payable monthly, Certificate Insurer fees, and trustee fees.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (Continued)

Advancing by Servicer:         The Servicer is required to advance from its own
                               funds any delinquent payment of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").

Credit Enhancement:            Credit enhancement with respect to the
                               Certificates will be provided by (a) the overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial Security
                               Assurance, Inc. ("FSA") Insurance Policy.

                               Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                               FSA Insurance Policy: FSA (the "Certificate
                               Insurer") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:           The Trust, exclusive of the Pre-funding account
                               and the Capitalized Interest account, will consist of two segregated asset pools, (the
                               "Upper-Tier REMIC" and the "Lower-Tier REMIC").
                               Each class of the Offered Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.

ERISA Considerations:          The Certificates may be purchased by employee
                               benefit plans that are subject to ERISA.

SMMEA Eligibility:             The Certificates will NOT constitute
                               "mortgage-related securities" for purposes of
                               SMMEA.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                         BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  0.81        0.45        0.38         0.33        0.30        0.27
First Principal Payment              07/98        07/98       07/98       07/98        07/98       07/98
Last Principal Payment               06/99        03/99       01/99       12/98        11/98       11/98
Principal Window (years)              1.00        0.75        0.58         0.50        0.42        0.42


CLASS A-2 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  9.99        1.65        1.23         1.00        0.86        0.76
Yield @ par                          6.39%        6.21%       6.14%       6.08%        6.02%       5.97%
Modified Duration                     7.08        1.52        1.15         0.94        0.82        0.73
First Principal Payment              11/02        03/99       01/99       12/98        11/98       11/98
Last Principal Payment               06/12        01/01       04/00       12/99        09/99       07/99
Principal Window (years)              9.67        1.92        1.33         1.08        0.92        0.75


CLASS A-3 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 14.70        3.71        2.58         2.00        1.64        1.40
Yield @ par                          6.31%        6.24%       6.20%       6.16%        6.13%       6.09%
Modified Duration                     9.37        3.22        2.32         1.83        1.52        1.31
First Principal Payment              06/12        01/01       04/00       12/99        09/99       07/99
Last Principal Payment               05/13        05/03       10/01       12/00        07/00       03/00
Principal Window (years)              1.00        2.42        1.58         1.08        0.92        0.75


CLASS A-4 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 15.68        5.89        3.99         3.00        2.42        2.02
Yield @ par                          6.39%        6.35%       6.33%       6.30%        6.27%       6.24%
Modified Duration                     9.68        4.78        3.43         2.66        2.18        1.85
First Principal Payment              05/13        05/03       10/01       12/00        07/00       03/00
Last Principal Payment               06/16        05/05       02/03       12/01        03/01       09/00
Principal Window (years)              3.17        2.08        1.42         1.08        0.75        0.58


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)

CLASS A-5 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 20.28        8.34        5.39         4.00        3.15        2.60
Yield @ par                          6.52%        6.49%       6.47%       6.45%        6.42%       6.40%
Modified Duration                    11.01        6.27        4.43         3.43        2.77        2.33
First Principal Payment              06/16        05/05       02/03       12/01        03/01       09/00
Last Principal Payment               03/21        03/08       08/04       12/02        01/02       05/01
Principal Window (years)              4.83        2.92        1.58         1.08        0.92        0.75


CLASS A-6 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 24.86        11.52       7.66         5.40        4.19        3.38
Yield @ par                          6.57%        6.56%       6.54%       6.52%        6.50%       6.48%
Modified Duration                    12.01        7.88        5.86         4.43        3.56        2.95
First Principal Payment              03/21        03/08       08/04       12/02        01/02       05/01
Last Principal Payment               02/25        12/11       12/07       11/04        05/03       05/02
Principal Window (years)              4.00        3.83        3.42         2.00        1.42        1.08


CLASS A-7 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 27.22        14.36       10.35        7.70        5.94        4.77
Yield @ par                          6.96%        6.95%       6.94%       6.93%        6.91%       6.90%
Modified Duration                    11.98        8.87        7.20         5.81        4.73        3.95
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)              0.67        1.00        1.00         1.58        1.42        1.25


CLASS A-8 NAS (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.92         6.27        5.47        4.72
Yield @ par                          6.47%        6.46%       6.45%       6.45%        6.44%       6.43%
Modified Duration                     8.06        5.85        5.37         4.98        4.47        3.96
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)             24.25        11.42       7.42         4.92        3.25        2.08


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)


CLASS A-7 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 28.24        16.38       12.69        9.71        7.35        5.62
Yield @ par                          6.97%        6.98%       7.01%       7.01%        7.00%       6.97%
Modified Duration                    12.13        9.49        8.17         6.79        5.52        4.47
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               02/28        03/24       03/18       10/13        12/11       08/09
Principal Window (years)              3.08        12.33       10.33        9.00        8.67        7.33


CLASS A-8 NAS (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.97         6.44        6.03        5.71
Yield @ par                          6.47%        6.46%       6.46%       6.46%        6.48%       6.52%
Modified Duration                     8.06        5.85        5.40         5.07        4.81        4.60
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               12/27        06/22       05/13       05/13        10/11       05/09
Principal Window (years)             26.50        21.00       11.92       11.92        10.33       7.92








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                   Description   Count        Balance$  Pool%

State                                 Alabama      8          345,256   0.05
                                       Alaska      1           94,849   0.01
                                      Arizona     70        4,235,926   0.58
                                     Arkansas     35        1,516,702   0.21
                                   California    354       39,063,448   5.34
                                     Colorado    126        8,870,812   1.21
                                  Connecticut    169       13,648,367   1.87
                                     Delaware     39        2,284,814   0.31
                         District of Columbia     17        1,556,237   0.21
                                      Florida    984       58,064,241   7.94
                                      Georgia    392       27,040,033   3.70
                                       Hawaii     19        3,059,993   0.42
                                        Idaho     35        1,742,791   0.24
                                     Illinois    431       28,038,320   3.84
                                      Indiana    386       19,061,668   2.61
                                         Iowa     38        1,892,203   0.26
                                       Kansas     30        1,551,496   0.21
                                     Kentucky    124        6,163,052   0.84
                                    Louisiana     88        4,242,984   0.58
                                        Maine     17          965,714   0.13
                                     Maryland    410       27,731,833   3.79
                                Massachusetts    210       14,370,556   1.97
                                     Michigan  1,015       60,482,676   8.27
                                    Minnesota    104        7,055,357   0.97
                                  Mississippi     86        3,862,443   0.53
                                     Missouri    142        6,139,041   0.84
                                      Montana      6          639,622   0.09
                                     Nebraska     25        1,081,358   0.15
                                       Nevada     36        2,973,095   0.41
                                New Hampshire     17          963,936   0.13
                                   New Jersey    474       42,702,007   5.84
                                   New Mexico     54        4,222,615   0.58
                                     New York  1,338      108,905,896  14.90
                               North Carolina    551       32,525,267   4.45
                                 North Dakota      3          205,876   0.03
                                         Ohio    702       38,528,478   5.27
                                     Oklahoma     40        1,701,950   0.23
                                       Oregon     91        7,564,838   1.03
                                 Pennsylvania    639       38,486,353   5.26
                                 Rhode Island     50        3,575,209   0.49
                               South Carolina    379       20,855,661   2.85
                                 South Dakota      1           35,000   0.00
                                    Tennessee    469       27,567,027   3.77
                                        Texas    235       15,559,107   2.13
                                         Utah     84        7,446,371   1.02


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------
                                      Vermont      8          518,366   0.07
                                     Virginia    287       17,041,899   2.33
                                   Washington    103        8,273,326   1.13
                                West Virginia     41        1,732,814   0.24

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

                                    Wisconsin     96        4,723,646   0.65
                                      Wyoming      4          161,366   0.02
                                              ------      ----------- ------
 Total                                        11,063     $731,071,895 100.00%




Aggregate Field                   Description   Count        Balance$   Pool%

Combined LTV                   5.01 to  10.00      4           76,171   0.01
                              10.01 to  15.00     13          296,376   0.04
                              15.01 to  20.00     19          444,685   0.06
                              20.01 to  25.00     50        1,542,791   0.21
                              25.01 to  30.00     62        2,527,813   0.35
                              30.01 to  35.00     83        3,123,038   0.43
                              35.01 to  40.00    128        6,179,521   0.85
                              40.01 to  45.00    142        6,258,760   0.86
                              45.01 to  50.00    239       11,490,323   1.57
                              50.01 to  55.00    229       13,529,426   1.85
                              55.01 to  60.00    404       21,386,347   2.93
                              60.01 to  65.00    676       40,524,426   5.54
                              65.01 to  70.00  1,038       61,819,420   8.46
                              70.01 to  75.00  1,574      104,742,599  14.33
                              75.01 to  80.00  2,955      226,732,383  31.01
                              80.01 to  85.00  1,554      117,888,440  16.13
                              85.01 to  90.00  1,219       89,627,166  12.26
                              90.01 to  95.00    177        6,732,655   0.92
                              95.01 to 100.00    497       16,149,555   2.21
                                              ------      ----------- ------
Total                                         11,063     $731,071,895 100.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE



Aggregate Field                  Description    Count         Balance$   Pool%

Current Coupon                 6.001 -  7.000      28        3,265,794   0.45
                               7.001 -  8.000     160       18,555,342   2.54
                               8.001 -  9.000     699       68,279,674   9.34
                               9.001 - 10.000   1,819      157,176,240  21.50
                              10.001 - 11.000   2,712      190,649,808  26.08
                              11.001 - 12.000   2,377      143,588,388  19.64
                              12.001 - 13.000   1,782       92,134,941  12.60
                              13.001 - 14.000     984       39,537,721   5.41
                              14.001 - 15.000     377       13,821,815   1.89
                              15.001 - 16.000      93        3,156,695   0.43
                              16.001 - 17.000      28          839,357   0.11
                              17.001 - 18.000       3           47,120   0.01
                              19.001 - 20.000       1           19,000   0.00
                                               ------      ----------- ------
 Total                                         11,063     $731,071,895 100.00%


Aggregate Field                   Description   Count         Balance$    Pool%

Current Balance              Up to  25,000.00   1,831       33,663,800   4.60
                      25,000.01 to  50,000.00   3,714      140,537,686  19.22
                      50,000.01 to  75,000.00   2,466      151,347,649  20.70
                      75,000.01 to 100,000.00   1,226      106,715,177  14.60
                     100,000.01 to 125,000.00     706       79,183,854  10.83
                     125,000.01 to 150,000.00     387       52,772,534   7.22
                     150,000.01 to 175,000.00     220       35,491,479   4.85
                     175,000.01 to 200,000.00      96       17,812,498   2.44
                     200,000.01 to 250,000.00     185       41,856,335   5.73
                     250,000.01 to 300,000.00     142       38,929,431   5.33
                     300,000.01 to 350,000.00      47       15,165,634   2.07
                     350,000.01 to 400,000.00      25        9,369,042   1.28
                     400,000.01 to 450,000.00      10        4,244,102   0.58
                     450,000.01 to 500,000.00       4        1,897,686   0.26
                     500,000.01 to 550,000.00       3        1,528,763   0.21
                              Over 550,000.00       1          556,223   0.08
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE


Aggregate Field                   Description   Count         Balance$   Pool%

Property Type             Two- to Four-Family     686       51,902,957   7.10
                                    Townhouse      21        1,261,330   0.17
                         Manufactured Housing      74        3,300,702   0.45
                                 Multi-Family      28        2,993,101   0.41
                                  Condominium     130        7,725,601   1.06
                       Single Family Attached     114        6,358,906   0.87
                       Single Family Detached   9,992      656,157,457  89.75
                     Planned Unit Development      15        1,029,384   0.14
                                    Mixed Use       3          342,458   0.05
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%




Aggregate Field                   Description   Count         Balance$    Pool%

Months Since Origination               0 to 1   4,582      283,136,759  38.73
                                      2 to 12   6,405      443,079,668  60.61
                                     13 to 24      73        4,729,197   0.65
                                   25 or more       3          126,271   0.02
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                                               Deutsche Morgan Grenfell@
        ---------------------------------------------------------------
                        IMC HOME EQUITY LOAN TRUST 1998-3
        ---------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                   Description   Count         Balance$    Pool%

Remaining Term                      Up to 120     524       14,946,782   2.04
                                   121 to 180   5,772      350,762,977  47.98
                                   181 to 240   1,193       65,089,579   8.90
                                   241 to 300     145        9,011,432   1.23
                                   301 to 360   3,429      291,261,125  39.84
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%




Aggregate Field                   Description   Count         Balance$    Pool%

Lien Type                          First Lien   8,311      624,915,592  85.48
                                  Second Lien   2,752      106,156,303  14.52
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%




Aggregate Field                   Description   Count         Balance$    Pool%

Occupancy                      Owner Occupied  10,362      691,693,546  94.61
                               Investor Owned     681       38,261,604   5.23
                         Vacation/Second Home      20        1,116,744   0.15
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

"Bond Id           : IMC 1998-3 WRAP A3"
"Bond Type         : "
"Original Balance  : 198193000.00"
"Coupon            : 6.260000"

"Per"  "PmtDate"     "Balance"   "Interest"  "Principal"  "PrepayPen"   "TotalCash"  "IntShtFall"  "PrinShtFall"  "Loss"  "CumLoss"
 0             0  198193000.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
 1      19980720  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 2      19980820  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 3      19980920  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 4      19981020  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 5      19981120  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 6      19981220  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 7      19990120  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 8      19990220  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
 9      19990320  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
10      19990420  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
11      19990520  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
12      19990620  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
13      19990720  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
14      19990820  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
15      19990920  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
16      19991020  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
17      19991120  198193000.00   1033906.82         0.00         0.00    1033906.82          0.00           0.00    0.00       0.00
18      19991220  181211088.55   1033906.82  16981911.45         0.00   18015818.27          0.00           0.00    0.00       0.00
19      20000120  163957099.98    945317.85  17253988.57         0.00   18199306.41          0.00           0.00    0.00       0.00
20      20000220  147121825.48    855309.54  16835274.50         0.00   17690584.04          0.00           0.00    0.00       0.00
21      20000320  130695199.20    767485.52  16426626.28         0.00   17194111.81          0.00           0.00    0.00       0.00
22      20000420  114667395.89    681793.29  16027803.31         0.00   16709596.60          0.00           0.00    0.00       0.00
23      20000520   99028825.20    598181.58  15638570.69         0.00   16236752.27          0.00           0.00    0.00       0.00
24      20000620   83770126.05    516600.37  15258699.15         0.00   15775299.52          0.00           0.00    0.00       0.00
25      20000720   68882161.20    437000.82  14887964.86         0.00   15324965.68          0.00           0.00    0.00       0.00
26      20000820   54356011.87    359335.27  14526149.33         0.00   14885484.60          0.00           0.00    0.00       0.00
27      20000920   40182972.60    283557.20  14173039.27         0.00   14456596.47          0.00           0.00    0.00       0.00
28      20001020   26354546.10    209621.17  13828426.50         0.00   14038047.67          0.00           0.00    0.00       0.00
29      20001120   12862438.35    137482.88  13492107.75         0.00   13629590.63          0.00           0.00    0.00       0.00
30      20001220          0.00     67099.05  12862438.35         0.00   12929537.40          0.00           0.00    0.00       0.00
31      20010120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
32      20010220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
33      20010320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
34      20010420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
35      20010520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
36      20010620          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00

"Per"  "NegAmort"     "Coupon"    "StatedCoupon"
 0           0.00     0.000000          0.000000
 1           0.00     6.260000          6.260000
 2           0.00     6.260000          6.260000
 3           0.00     6.260000          6.260000
 4           0.00     6.260000          6.260000
 5           0.00     6.260000          6.260000
 6           0.00     6.260000          6.260000
 7           0.00     6.260000          6.260000
 8           0.00     6.260000          6.260000
 9           0.00     6.260000          6.260000
10           0.00     6.260000          6.260000
11           0.00     6.260000          6.260000
12           0.00     6.260000          6.260000
13           0.00     6.260000          6.260000
14           0.00     6.260000          6.260000
15           0.00     6.260000          6.260000
16           0.00     6.260000          6.260000
17           0.00     6.260000          6.260000
18           0.00     6.260000          6.260000
19           0.00     6.260000          6.260000
20           0.00     6.260000          6.260000
21           0.00     6.260000          6.260000
22           0.00     6.260000          6.260000
23           0.00     6.260000          6.260000
24           0.00     6.260000          6.260000
25           0.00     6.260000          6.260000
26           0.00     6.260000          6.260000
27           0.00     6.260000          6.260000
28           0.00     6.260000          6.260000
29           0.00     6.260000          6.260000
30           0.00     6.260000          6.260000
31           0.00     0.000000          6.260000
32           0.00     0.000000          6.260000
33           0.00     0.000000          6.260000
34           0.00     0.000000          6.260000
35           0.00     0.000000          6.260000
36           0.00     0.000000          6.260000



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

"Bond Id           : IMC 1998-3 WRAP A3"
"Bond Type         : "
"Original Balance  : 198193000.00"
"Coupon            : 6.260000"

"Per"  "PmtDate"     "Balance"   "Interest"  "Principal"  "PrepayPen"   "TotalCash"  "IntShtFall"  "PrinShtFall"  "Loss"  "CumLoss"
37      20010720          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
38      20010820          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
39      20010920          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
40      20011020          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
41      20011120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
42      20011220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
43      20020120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
44      20020220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
45      20020320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
46      20020420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
47      20020520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
48      20020620          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
49      20020720          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
50      20020820          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
51      20020920          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
52      20021020          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
53      20021120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
54      20021220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
55      20030120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
56      20030220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
57      20030320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
58      20030420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
59      20030520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
60      20030620          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
61      20030720          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
62      20030820          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
63      20030920          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
64      20031020          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
65      20031120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
66      20031220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
67      20040120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
68      20040220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
69      20040320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
70      20040420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
71      20040520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
72      20040620          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
73      20040720          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
74      20040820          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
75      20040920          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
76      20041020          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00


"Per"  "NegAmort"     "Coupon"    "StatedCoupon"
37           0.00     0.000000          6.260000
38           0.00     0.000000          6.260000
39           0.00     0.000000          6.260000
40           0.00     0.000000          6.260000
41           0.00     0.000000          6.260000
42           0.00     0.000000          6.260000
43           0.00     0.000000          6.260000
44           0.00     0.000000          6.260000
45           0.00     0.000000          6.260000
46           0.00     0.000000          6.260000
47           0.00     0.000000          6.260000
48           0.00     0.000000          6.260000
49           0.00     0.000000          6.260000
50           0.00     0.000000          6.260000
51           0.00     0.000000          6.260000
52           0.00     0.000000          6.260000
53           0.00     0.000000          6.260000
54           0.00     0.000000          6.260000
55           0.00     0.000000          6.260000
56           0.00     0.000000          6.260000
57           0.00     0.000000          6.260000
58           0.00     0.000000          6.260000
59           0.00     0.000000          6.260000
60           0.00     0.000000          6.260000
61           0.00     0.000000          6.260000
62           0.00     0.000000          6.260000
63           0.00     0.000000          6.260000
64           0.00     0.000000          6.260000
65           0.00     0.000000          6.260000
66           0.00     0.000000          6.260000
67           0.00     0.000000          6.260000
68           0.00     0.000000          6.260000
69           0.00     0.000000          6.260000
70           0.00     0.000000          6.260000
71           0.00     0.000000          6.260000
72           0.00     0.000000          6.260000
73           0.00     0.000000          6.260000
74           0.00     0.000000          6.260000
75           0.00     0.000000          6.260000
76           0.00     0.000000          6.260000


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

"Bond Id           : IMC 1998-3 WRAP A3"
"Bond Type         : "
"Original Balance  : 198193000.00"
"Coupon            : 6.260000"

"Per"  "PmtDate"     "Balance"   "Interest"  "Principal"  "PrepayPen"   "TotalCash"  "IntShtFall"  "PrinShtFall"  "Loss"  "CumLoss"
77      20041120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
78      20041220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
79      20050120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
80      20050220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
81      20050320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
82      20050420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
83      20050520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
84      20050620          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
85      20050720          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
86      20050820          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
87      20050920          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
88      20051020          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
89      20051120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
90      20051220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
91      20060120          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
92      20060220          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
93      20060320          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
94      20060420          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
95      20060520          0.00         0.00         0.00         0.00          0.00          0.00           0.00    0.00       0.00
--    ---------- ------------- ------------ ------------ ------------ ------------- ------------- -------------- ------- ----------
                                24469107.25 198193000.00         0.00  222662107.25


"Per"  "NegAmort"     "Coupon"    "StatedCoupon"
77           0.00     0.000000          6.260000
78           0.00     0.000000          6.260000
79           0.00     0.000000          6.260000
80           0.00     0.000000          6.260000
81           0.00     0.000000          6.260000
82           0.00     0.000000          6.260000
83           0.00     0.000000          6.260000
84           0.00     0.000000          6.260000
85           0.00     0.000000          6.260000
86           0.00     0.000000          6.260000
87           0.00     0.000000          6.260000
88           0.00     0.000000          6.260000
89           0.00     0.000000          6.260000
90           0.00     0.000000          6.260000
91           0.00     0.000000          6.260000
92           0.00     0.000000          6.260000
93           0.00     0.000000          6.260000
94           0.00     0.000000          6.260000
95           0.00     0.000000          6.260000
--           ----     --------          --------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.